Interest expense	12 Months Ended
Dec. 31, 2024
Analysis of income and expense [abstract]
Interest Expense	Interest expense

$ million
	2024	2023	2022
Interest incurred and similar charges	2,800	2,669	1,971
Interest expense related to leases	1,722	1,772	1,724
Less: interest capitalised	(638)	(532)	(950)
Other net (gains)/losses on fair value and cash flow hedges of debt	(71)	45	(71)
Accretion expense	974	719	507
Total	4,787	4,673	3,181
The rate applied in determining the amount of interest capitalised in 2024 was 4.0% (2023: 4.0%; 2022: 4.0%).